UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
                Pursuant to Section 13 or 15(d)
             of The Securities Exchange Act of 1934


              Date of Report:  December 12, 2005
               (Date of earliest event reported)



                       INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware              000-06217            94-1672743
      --------               -------             ----------
    (State or other        (Commission          (IRS Employer
    jurisdiction of         File Number)      Identification No.)
    incorporation)



 2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
 -----------------------------------------        ----------
 (Address of principal executive offices)         (Zip Code)


                          (408) 765-8080
                          --------------
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure


		Attached hereto as Exhibit 99.1 and incorporated by reference
		herein is a press release describing an offering of $1.4 billion
		principal amount of junior subordinated convertible debentures
		pursuant to Rule 144A under the Securities Act of 1933, as amended.
		The information in this report shall not be deemed incorporated by
		reference into any registration statement heretofore or hereafter
		filed under the Securities Act of 1933, as amended, except to the
		extent that such information is superseded by information as of a
		subsequent date that is included in or incorporated by reference
		into such registration statement. The information in this report
		shall not be treated as filed for purposes of the Securities
		Exchange Act of 1934, as amended.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEL CORPORATION
                                     (Registrant)


Date: December 12, 2005        By:   /s/ Cary I. Klafter
                                     -------------------------
				     Cary I. Klafter
                                     Secretary